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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 31, 1998



                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                       0-21229                   36-3640402
(State or other juris-           (Commission file            (IRS employer
diction of incorporation)            number)             identification number)



                         1419 Lake Cook Road, Suite 410
                            Deerfield, Illinois 60015
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (847) 945-6550




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ITEM 2.  Acquisition or Disposition of Assets

     As of August 31, 1998, Stericycle, Inc. (the "Company") acquired substantially all of the assets of Medical Compliance Services, Inc., a Texas corporation ("MCS-Texas"), and Medical Compliance Services, Inc., a New Mexico corporation ("MCS-New Mexico") (MCS-Texas and MCS-New Mexico together, "Sellers") used by Sellers in the regulated medical waste management business that they conducted in western Texas and New Mexico, respectively.

     The Company acquired these assets pursuant to an Asset Purchase Agreement dated August 31, 1998 (the "Asset Purchase Agreement") entered into by the Company, Sellers and Sellers' corporate parent, Rubbish Removal Incorporated, a Texas corporation ("RRI"). The assets acquired included customer contracts, trucks and other vehicles, containers, equipment and office furniture and fixtures, but did not include any of Sellers' cash, accounts receivable or assets used in the treatment of regulated medical waste.

     The purchase price, which was the subject of arm's-length negotiation by the parties, was $5,850,000 in cash paid at closing and the Company's assumption of approximately $122,000 in liabilities of Sellers.

     The source of funds for the Company's cash payment at closing was cash on hand and $3,050,000 borrowed under the Company's revolving line of credit with Silicon Valley Bank.

     Pursuant to the Asset Purchase Agreement:

           (a) the Company and JOS Enterprises, Ltd., a Texas limited partnership and an affiliate of Sellers and RRI, entered into a contract for the Company's purchase of the treatment and transfer facility operated by MCS-New Mexico in Albuquerque, New Mexico (the "Albuquerque Facility"), to be closed upon expiration of the term of the medical waste processing agreement described in subparagraph (e);

           (b) the Company, Sellers and RRI entered into an equipment purchase and technology license agreement for the Company's purchase of the chlorine dioxide waste treatment unit and equipment owned by Sellers and operated by MCS-New Mexico at the Albuquerque Facility, and the Company's licensing of the associated technology, to be closed upon expiration of the term of the medical waste processing agreement described in subparagraph (e);

           (c) the Company and RRI entered into a two-year sublease of the portion of a facility in El Paso, Texas that MCS-Texas had occupied;

           (d) the Company and MCS-New Mexico entered into a sublease of a

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     portion of the Albuquerque Facility for a term coinciding with the term of the medical waste processing agreement described in subparagraph
     (e); and

           (e) the Company and Sellers entered into a medical waste processing agreement for Sellers' processing and treatment of the Company's regulated medical waste at the Albuquerque Facility for a term of six months, which may be extended by Sellers for an additional term of six months.

Closing of the real estate contract and the equipment purchase and technology license agreement described in subparagraphs (a) and (b), pursuant to which the Company will pay a total of $1,250,000 in cash, is subject to various conditions precedent.

     There was no material relationship between the Company (or any officer, director or affiliate of the Company or any associate of any such officer or director) and any of MCS-Texas, MCS-New Mexico or RRI.

     The Company intends to use the assets acquired from Sellers in the conduct of the Company's own regulated medical waste management business.

ITEM 7.  Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.

     In accordance with Rule 3-05(b)(2)(i) of Regulation S-X (17 C.F.R. 210.3-05(b)(2)(i)), the Company is not required to file any of the financial statements for Sellers that otherwise would be required to be filed for the periods specified in Rule 3-05 of Regulation S-X.

     (b) Pro Forma Financial Information

         In accordance with Rule 11-01(c) of Regulation S-X (17 C.F.R. 210.11-01(c)), the Company is not required to file any of the pro forma financial information that otherwise would be required to be filed pursuant to
Article 11 of Regulation S-X.

     (c) Exhibits

     A copy of the Asset Purchase Agreement dated August 31, 1998 entered into by the Company, Sellers and RRI is filed as Exhibit 2.1 to this Report.

     The copy filed omits the following schedules and exhibits:

         Schedule of Assumed Liabilities
         Schedule of Customer Contracts
         Schedule of Other Assets
         Schedule of Transportation Equipment


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         Exhibit A -         Form of Albuquerque Sublease
         Exhibit B -         Form of El Paso Sublease
         Exhibit C -         Form of Equipment Purchase and Technology License
                             Agreement
         Exhibit D -         Form of Medical Waste Processing Agreement
         Exhibit E -         Form of Noncompetition Agreement
         Exhibit F -         Form of Real Estate Contract

     In accordance with Item 601(b)(2) of Regulation S-K (17 C.F.R. 229.601(b)(2)), the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon its request.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 15, 1998.


                                           STERICYCLE, INC.



                                           By  /s/ Frank J.M. ten Brink
                                               ----------------------------
                                               Frank J.M. ten Brink
                                               Vice President, Finance
                                                and Chief Financial Officer




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                                  EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT    DESCRIPTION                                           NUMBERED PAGE

  2.1      Asset Purchase Agreement dated August 31, 1998                7
           entered into by Stericycle, Inc., Medical Compliance
           Services, Inc., a Texas corporation, Medical Compliance Services, Inc., a New Mexico corporation, and Rubbish
           Removal Incorporated, a Texas corporation

This exhibit omits the following schedules and exhibits:

           Schedule of Assumed Liabilities
           Schedule of Customer Contracts
           Schedule of Other Assets
           Schedule of Transportation Equipment

           Exhibit A -    Form of Albuquerque Sublease
           Exhibit B -    Form of El Paso Sublease
           Exhibit C -    Form of Equipment Purchase and Technology
                          License Agreement
           Exhibit D -    Form of Medical Waste Processing Agreement
           Exhibit E -    Form of Noncompetition Agreement
           Exhibit F -    Form of Real Estate Contract

     In accordance with Item 601(b)(2) of Regulation S-K (17 C.F.R. 229.601(b)(2)), the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon its request.




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